UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2005

IMAGE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11071	84-0685613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

20525 Nordhoff Street, Suite 200, Chatsworth, California 91311

(Address of principal executive offices, including zip code)

(818) 407-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement.

                On October 31, 2005, Image Entertainment, Inc. (the “Company”) entered into a Rights Agreement with Computershare Trust Company, Inc., as Rights Agent. The Rights Agreement was entered into pursuant to authorization of the Company’s Special Committee and Board of Directors on October 31, 2005, which included the adoption of a Stockholder Rights Plan and the declaration of a dividend distribution of one right (a “Right”) for each outstanding share of the Company’s Common Stock to stockholders of record at the close of business on October 31, 2005 (the “Dividend Date”).  Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share (a “Unit”) of Preferred Stock (the “Preferred Stock”), at a purchase price of $12.42 per Unit, subject to adjustment.  The description and terms of the Rights are set forth in the Rights Agreement, as may be amended, restated or otherwise modified from time to time.

                A summary of the principal terms of the Rights Agreement is set forth in the press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The summary does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is attached hereto as Exhibit 4.1, and incorporated herein by reference.

ITEM 3.03  Material Modification to Rights of Security Holders.

                Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.03.

ITEM 8.01  Other Events.

                On October 31, 2005, the Company issued a press release announcing the adoption of the Stockholder Rights Plan and the declaration of the rights dividend. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

                Unless otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

ITEM 9.01  Financial Statements and Exhibits.

                (c)     Exhibits

Exhibit Number	Exhibit Description

Exhibit 4.1

Rights Agreement, dated as of October 31, 2005, between Image Entertainment, Inc. and Computershare Trust Company, Inc., which includes as Exhibit A thereto a form of Certificate of Designation for the Series A Junior Participating Preferred Stock, as Exhibit B thereto the Form of Rights Certificate and as Exhibit C thereto a Summary of Rights to Purchase Preferred Stock.

Exhibit 99.1	Press Release dated October 31, 2005.

SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

Dated:	October 31, 2005	By:	/s/ DENNIS HOHN CHO
			Name:	Dennis Hohn Cho
			Title:	Corporate Secretary